Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)(3)
Third Quarter 2026
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2026 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist when assessing returns and capital management over time. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.
(3)On April 7, 2026, we completed the acquisition of Brex in a combination of stock and cash transaction.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2026 Q3		Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	2026	2026	2026	2025	2025	2026	2025			2026 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2026	2025	2025
Income Statement
Net interest income	$12,886	$12,374	$12,145	$12,466	$12,404	4%	4%	$37,405	$30,412	23%
Non-interest income	3,458	3,476	3,086	3,117	2,955	(1)	17	10,020	7,439	35
Total net revenue(1)	16,344	15,850	15,231	15,583	15,359	3	6	47,425	37,851	25
Provision for credit losses	2,916	2,989	4,068	4,142	2,714	(2)	7	9,973	16,513	(40)
Non-interest expense:
Marketing	1,594	1,661	1,497	1,934	1,403	(4)	14	4,752	3,950	20
Operating expense	7,262	7,382	6,967	7,408	6,860	(2)	6	21,611	17,206	26
Total non-interest expense	8,856	9,043	8,464	9,342	8,263	(2)	7	26,363	21,156	25
Income from continuing operations before income taxes	4,572	3,818	2,699	2,099	4,382	20	4	11,089	182	**
Income tax provision (benefit)	1,033	798	518	345	1,189	29	(13)	2,349	(152)	**
Income from continuing operations, net of tax	3,539	3,020	2,181	1,754	3,193	17	11	8,740	334	**
Income (loss) from discontinued operations, net of tax	—	—	(7)	380	(1)	—	**	(7)	(15)	(53)
Net income	3,539	3,020	2,174	2,134	3,192	17	11	8,733	319	**
Dividends and undistributed earnings allocated to participating securities(2)	(32)	(28)	(20)	(20)	(33)	14	(3)	(80)	(13)	**
Preferred stock dividends	(73)	(57)	(73)	(57)	(73)	28	—	(203)	(195)	4%
Impacts from preferred stock redemptions	(12)	—	—	—	—	**	**	(12)	6	**
Net income available to common stockholders	$3,422	$2,935	$2,081	$2,057	$3,086	17%	11%	$8,438	$117	**
Common Share Statistics
Basic earnings per common share:(2)
Net income from continuing operations	$5.62	$4.73	$3.35	$2.66	$4.83	19%	16%	$13.68	$0.26	**
Income (loss) from discontinued operations	—	—	(0.01)	0.60	—	—	—	(0.01)	(0.03)	(67)%
Net income per basic common share	$5.62	$4.73	$3.34	$3.26	$4.83	19%	16%	$13.67	$0.23	**
Diluted earnings per common share:(2)
Net income from continuing operations	$5.61	$4.73	$3.35	$2.66	$4.83	19%	16%	$13.66	$0.26	**
Income (loss) from discontinued operations	—	—	(0.01)	0.60	—	—	—	(0.01)	(0.03)	(67)%
Net income per diluted common share	$5.61	$4.73	$3.34	$3.26	$4.83	19%	16%	$13.65	$0.23	**
Weighted-average common shares outstanding (in millions):
Basic	608.9	620.5	622.5	631.1	639.0	(2)%	(5)%	617.2	510.2	21%
Diluted	609.5	621.1	623.4	631.6	639.5	(2)	(5)	618.0	510.9	21
Common shares outstanding (period-end, in millions)	601.5	613.5	615.9	625.1	635.7	(2)	(5)	601.5	635.7	(5)
Dividends declared and paid per common share	$0.80	$0.80	$0.80	$0.80	$0.60	—	33	$2.40	$1.80	33
Tangible book value per common share (period-end)(3)	102.72	105.21	107.76	107.72	105.18	(2)%	(2)%	102.72	105.18	(2)%

						2026 Q3		Nine Months Ended September 30,
(Dollars in millions)	2026	2026	2026	2025	2025	2026	2025			2026 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2026	2025	2025
Balance Sheet (Period-End)
Loans held for investment	$462,530	$457,168	$447,754	$453,622	$443,159	1%	4%	$462,530	$443,159	4%
Interest-earning assets	610,799	610,913	624,560	613,750	605,235	—	1	610,799	605,235	1
Total assets	672,867	673,835	682,905	669,009	661,877	—	2	672,867	661,877	2
Interest-bearing deposits	453,006	456,464	461,117	448,386	441,136	(1)	3	453,006	441,136	3
Total deposits	480,697	484,257	489,053	475,771	468,785	(1)	3	480,697	468,785	3
Borrowings	49,774	45,371	51,888	51,000	51,482	10	(3)	49,774	51,482	(3)
Common equity	105,237	108,386	106,854	108,209	108,406	(3)	(3)	105,237	108,406	(3)
Total stockholders’ equity	109,656	113,793	112,261	113,616	113,813	(4)	(4)	109,656	113,813	(4)
Balance Sheet (Average Balances)
Loans held for investment	$457,380	$450,679	$446,235	$444,680	$439,859	1%	4%	$451,472	$380,564	19%
Interest-earning assets	612,521	617,583	617,173	603,730	593,247	(1)	3	615,741	527,461	17
Total assets	676,168	682,079	675,999	665,656	657,858	(1)	3	678,056	574,602	18
Interest-bearing deposits	454,245	458,130	451,957	442,763	439,527	(1)	3	454,785	388,541	17
Total deposits	482,613	486,791	479,958	470,965	467,280	(1)	3	483,130	415,686	16
Borrowings	48,061	49,092	52,348	50,814	50,180	(2)	(4)	49,818	47,097	6
Common equity	108,486	109,111	109,149	109,997	107,412	(1)	1	108,913	82,306	32
Total stockholders’ equity	113,571	114,518	114,556	115,404	112,819	(1)	1	114,211	87,511	31

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2026 Q3				Nine Months Ended September 30,
(Dollars in millions, except as noted)	2026	2026	2026	2025	2025	2026		2025				2026 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2026	2025	2025
Performance Metrics
Net interest income growth (period over period)	4%	2%	(3)%	—%	24%	**		**		23%	32%	**
Non-interest income growth (period over period)	(1)	13	(1)	5	18	**		**		35	28	**
Total net revenue growth (period over period)	3	4	(2)	1	23	**		**		25	31	**
Total net revenue margin(4)	10.67	10.27	9.87	10.32	10.36	40bps		31bps		10.27	9.57	70bps
Net interest margin(5)	8.41	8.01	7.87	8.26	8.36	40		5		8.10	7.69	41
Return on average assets(6)	2.09	1.77	1.29	1.05	1.94	32		15		1.72	0.08	164
Return on average tangible assets(7)	2.24	1.89	1.37	1.12	2.07	35		17		1.83	0.08	175
Return on average common equity(8)	12.62	10.76	7.65	6.10	11.50	186		112		10.34	0.21	1,013
Return on average tangible common equity(9)	21.12	18.04	12.20	9.74	18.82	308		230		17.04	0.33	1,671
Efficiency ratio(10)	54.19	57.05	55.57	59.95	53.80	(286)		39		55.59	55.89	(30)
Operating efficiency ratio(11)	44.43	46.57	45.74	47.54	44.66	(214)		(23)		45.57	45.46	11
Effective income tax rate for continuing operations	22.6	20.9	19.2	16.4	27.1	170		(450)		21.2	(83.5)	**
Employees (period-end, in thousands)	77.5	78.4	77.1	76.3	77.0	(1)%		1%		77.5	77.0	1%
Credit Quality Metrics
Allowance for credit losses	$22,739	$22,966	$23,630	$23,409	$23,103	(1)%		(2)%		$22,739	$23,103	(2)%
Allowance coverage ratio	4.92%	5.02%	5.28%	5.16%	5.21%	(10)	bps	(29)	bps	4.92%	5.21%	(29)	bps
Net charge-offs	$3,121	$3,642	$3,847	$3,833	$3,473	(14)%		(10)%		$10,610	$9,269	14%
Net charge-off rate(12)	2.73%	3.23%	3.45%	3.45%	3.16%	(50)	bps	(43)	bps	3.13%	3.25%	(12)	bps
30+ day performing delinquency rate	3.18	2.91	3.04	3.41	3.29	27		(11)		3.18	3.29	(11)
30+ day delinquency rate	3.41	3.13	3.24	3.59	3.50	28		(9)		3.41	3.50	(9)
Capital Ratios(13)
Common equity Tier 1 capital	13.8%	13.7%	14.4%	14.3%	14.4%	10bps		(60)	bps	13.8%	14.4%	(60)	bps
Tier 1 capital	14.6	14.8	15.4	15.3	15.5	(20)		(90)		14.6	15.5	(90)
Total capital	16.5	16.6	17.3	17.2	17.3	(10)		(80)		16.5	17.3	(80)
Tier 1 leverage	11.9	11.8	12.2	12.5	12.6	10		(70)		11.9	12.6	(70)
Tangible common equity (“TCE”)(14)	9.8	10.2	10.3	10.7	10.8	(40)		(100)		9.8	10.8	(100)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2026 Q3		Nine Months Ended September 30,
(Dollars in millions, except as noted)	2026	2026	2026	2025	2025	2026	2025			2026 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2026	2025	2025
Interest income:
Loans, including loans held for sale	$15,515	$14,911	$14,735	$15,186	$15,229	4%	2%	$45,161	$37,835	19%
Investment securities	867	850	832	841	823	2	5	2,549	2,377	7
Other	517	624	664	660	711	(17)	(27)	1,805	1,797	—
Total interest income	16,899	16,385	16,231	16,687	16,763	3	1	49,515	42,009	18
Interest expense:
Deposits	3,334	3,338	3,387	3,493	3,597	—	(7)	10,059	9,432	7
Securitized debt obligations	127	117	141	155	165	9	(23)	385	505	(24)
Senior and subordinated notes	528	535	532	550	582	(1)	(9)	1,595	1,622	(2)
Other borrowings	24	21	26	23	15	14	60	71	38	87
Total interest expense	4,013	4,011	4,086	4,221	4,359	—	(8)	12,110	11,597	4
Net interest income	12,886	12,374	12,145	12,466	12,404	4	4	37,405	30,412	23
Provision for credit losses	2,916	2,989	4,068	4,142	2,714	(2)	7	9,973	16,513	(40)
Net interest income after provision for credit losses	9,970	9,385	8,077	8,324	9,690	6	3	27,432	13,899	97
Non-interest income:
Discount and interchange fees, net	2,335	2,256	1,964	1,930	1,812	4	29	6,555	4,513	45
Service charges and other customer-related fees	807	808	809	833	849	—	(5)	2,424	2,016	20
Net securities gains (losses)	(40)	—	—	—	—	**	**	(40)	—	**
Other	356	412	313	354	294	(14)	21	1,081	910	19
Total non-interest income	3,458	3,476	3,086	3,117	2,955	(1)	17	10,020	7,439	35
Non-interest expense:
Salaries and associate benefits	3,733	3,769	3,671	3,430	3,496	(1)	7	11,173	9,041	24
Occupancy and equipment	985	969	867	958	856	2	15	2,821	2,208	28
Marketing	1,594	1,661	1,497	1,934	1,403	(4)	14	4,752	3,950	20
Professional services	604	667	585	693	641	(9)	(6)	1,856	1,731	7
Communications and data processing	622	489	496	482	476	27	31	1,607	1,288	25
Amortization of intangibles	508	507	492	525	514	—	(1)	1,507	801	88
Other	810	981	856	1,320	877	(17)	(8)	2,647	2,137	24
Total non-interest expense	8,856	9,043	8,464	9,342	8,263	(2)	7	26,363	21,156	25
Income from continuing operations before income taxes	4,572	3,818	2,699	2,099	4,382	20	4	11,089	182	**
Income tax provision (benefit)	1,033	798	518	345	1,189	29	(13)	2,349	(152)	**
Income from continuing operations, net of tax	3,539	3,020	2,181	1,754	3,193	17	11	8,740	334	**
Income (loss) from discontinued operations, net of tax	—	—	(7)	380	(1)	—	**	(7)	(15)	(53)
Net income	3,539	3,020	2,174	2,134	3,192	17	11	8,733	319	**
Dividends and undistributed earnings allocated to participating securities(2)	(32)	(28)	(20)	(20)	(33)	14	(3)	(80)	(13)	**
Preferred stock dividends	(73)	(57)	(73)	(57)	(73)	28	—	(203)	(195)	4%
Impacts from preferred stock redemptions	(12)	—	—	—	—	**	**	(12)	6	**
Net income available to common stockholders	$3,422	$2,935	$2,081	$2,057	$3,086	17%	11%	$8,438	$117	**

						2026 Q3		Nine Months Ended September 30,
	2026	2026	2026	2025	2025	2026	2025			2026 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2026	2025	2025
Basic earnings per common share:(2)
Net income from continuing operations	$5.62	$4.73	$3.35	$2.66	$4.83	19%	16%	$13.68	$0.26	**
Income (loss) from discontinued operations	—	—	(0.01)	0.60	—	—	—	(0.01)	(0.03)	(67)%
Net income per basic common share	$5.62	$4.73	$3.34	$3.26	$4.83	19%	16%	$13.67	$0.23	**
Diluted earnings per common share:(2)
Net income from continuing operations	$5.61	$4.73	$3.35	$2.66	$4.83	19%	16%	$13.66	$0.26	**
Income (loss) from discontinued operations	—	—	(0.01)	0.60	—	—	—	(0.01)	(0.03)	(67)%
Net income per diluted common share	$5.61	$4.73	$3.34	$3.26	$4.83	19%	16%	$13.65	$0.23	**
Weighted-average common shares outstanding (in millions):
Basic common shares	608.9	620.5	622.5	631.1	639.0	(2)%	(5)%	617.2	510.2	21%
Diluted common shares	609.5	621.1	623.4	631.6	639.5	(2)	(5)	618.0	510.9	21

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2026 Q3
	2026	2026	2026	2025	2025	2026	2025
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,950	$4,834	$4,555	$3,031	$4,606	2%	7%
Interest-bearing deposits and other short-term investments	43,939	49,880	71,939	54,403	50,673	(12)	(13)
Total cash and cash equivalents	48,889	54,714	76,494	57,434	55,279	(11)	(12)
Restricted cash for securitization investors	442	1,167	2,762	4,659	3,248	(62)	(86)
Investment securities:
Investment securities available for sale	85,990	90,041	90,620	91,051	89,733	(4)	(4)
Investment securities held to maturity	3,781	2,737	1,694	—	—	38	**
Total investment securities	89,771	92,778	92,314	91,051	89,733	(3)	—
Loans held for investment:
Unsecuritized loans held for investment	435,477	431,440	421,360	425,665	389,808	1	12
Loans held in consolidated trusts(15)	27,053	25,728	26,394	27,957	53,351	5	(49)
Total loans held for investment	462,530	457,168	447,754	453,622	443,159	1	4
Allowance for credit losses	(22,739)	(22,966)	(23,630)	(23,409)	(23,103)	(1)	(2)
Net loans held for investment	439,791	434,202	424,124	430,213	420,056	1	5
Loans held for sale	636	264	186	760	670	141	(5)
Premises and equipment, net	6,158	6,244	5,730	5,602	5,576	(1)	10
Interest receivable	3,531	3,432	3,460	3,492	3,456	3	2
Goodwill	31,880	31,866	28,502	28,509	28,863	—	10
Other intangible assets	15,569	16,077	16,087	16,578	17,042	(3)	(9)
Other assets	36,200	33,091	33,246	30,711	29,957	9	21
Assets of discontinued operations	—	—	—	—	7,997	—	**
Total assets	$672,867	$673,835	$682,905	$669,009	$661,877	—%	2%

						2026 Q3
	2026	2026	2026	2025	2025	2026	2025
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Liabilities:
Interest payable	$782	$816	$827	$844	$826	(4)%	(5)%
Deposits:
Non-interest-bearing deposits	27,691	27,793	27,936	27,385	27,649	—	—
Interest-bearing deposits	453,006	456,464	461,117	448,386	441,136	(1)	3
Total deposits	480,697	484,257	489,053	475,771	468,785	(1)	3
Securitized debt obligations	11,280	8,502	11,283	12,853	13,642	33	(17)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	612	694	626	587	616	(12)	(1)
Senior and subordinated notes	36,347	35,620	38,421	36,001	36,662	2	(1)
Other borrowings	1,535	555	1,558	1,559	562	177	173
Total other debt	38,494	36,869	40,605	38,147	37,840	4	2
Other liabilities	31,958	29,598	28,876	27,778	26,941	8	19
Liabilities of discontinued operations	—	—	—	—	30	—	**
Total liabilities	563,211	560,042	570,644	555,393	548,064	1	3

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	64,397	65,105	64,284	64,031	63,725	(1)	1
Retained earnings	72,213	69,250	66,788	65,192	63,624	4	13
Accumulated other comprehensive loss	(10,008)	(6,300)	(5,879)	(5,468)	(5,917)	59	69
Treasury stock, at cost	(16,953)	(14,269)	(12,939)	(10,146)	(7,626)	19	122
Total stockholders’ equity	109,656	113,793	112,261	113,616	113,813	(4)	(4)
Total liabilities and stockholders’ equity	$672,867	$673,835	$682,905	$669,009	$661,877	—%	2%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $784 million in Q3 2026, $898 million in Q2 2026, $980 million in Q1 2026, $941 million in Q4 2025 and $869 million in Q3 2025 for credit card finance charges and fees charged off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average assets is calculated based on annualized net income (loss) less annualized income (loss) from discontinued operations, net of tax, for the period divided by average total assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized net income (loss) less annualized income (loss) from discontinued operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)Capital ratios as of the end of Q3 2026 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(14)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(15)On December 18, 2025, after giving effect to the Discover Card Execution Note Trust (“DCENT”) Defeasance Amendments, Funding, as Beneficiary on behalf of DCENT, defeased the outstanding DiscoverSeries Class A(2021-2) Notes, Class A(2023-1) Notes, and Class A(2023-2) Notes (collectively, the “Class A Notes”) issued by DCENT.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2026 Q3			2026 Q2			2025 Q3
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$457,831	$15,515	13.56%	$450,862	$14,911	13.23%	$440,374	$15,229	13.83%
Investment securities	99,842	867	3.48	99,339	850	3.42	96,186	823	3.42
Cash equivalents and other	54,848	517	3.77	67,382	624	3.70	56,687	711	5.02
Total interest-earning assets	$612,521	$16,899	11.04%	$617,583	$16,385	10.61%	$593,247	$16,763	11.30%
Interest-bearing liabilities:
Interest-bearing deposits	$454,245	$3,334	2.94%	$458,130	$3,338	2.91%	$439,527	$3,597	3.27%
Securitized debt obligations	10,918	127	4.66	10,190	117	4.59	12,919	165	5.11
Senior and subordinated notes	35,603	528	5.93	37,498	535	5.70	36,272	582	6.41
Other borrowings and liabilities(2)	4,356	24	2.17	3,838	21	2.30	3,120	15	2.04
Total interest-bearing liabilities	$505,122	$4,013	3.18%	$509,656	$4,011	3.15%	$491,838	$4,359	3.55%
Net interest income/spread		$12,886	7.86		$12,374	7.46		$12,404	7.75
Impact of non-interest-bearing funding			0.55			0.55			0.61
Net interest margin			8.41%			8.01%			8.36%

	Nine Months Ended September 30,
	2026			2025
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$451,851	$45,161	13.33%	$380,992	$37,835	13.24%
Investment securities	99,002	2,549	3.43	93,970	2,377	3.37
Cash equivalents and other	64,888	1,805	3.71	52,499	1,797	4.56
Total interest-earning assets	$615,741	$49,515	10.72%	$527,461	$42,009	10.62%
Interest-bearing liabilities:
Interest-bearing deposits	$454,785	$10,059	2.95%	$388,541	$9,432	3.24%
Securitized debt obligations	11,189	385	4.59	13,228	505	5.10
Senior and subordinated notes	36,974	1,595	5.75	33,180	1,622	6.52
Other borrowings and liabilities(2)	4,145	71	2.30	2,771	38	1.84
Total interest-bearing liabilities	$507,093	$12,110	3.18%	$437,720	$11,597	3.53%
Net interest income/spread		$37,405	7.54		$30,412	7.09
Impact of non-interest-bearing funding			0.56			0.60
Net interest margin			8.10%			7.69%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics (3)

						2026 Q3		Nine Months Ended September 30,
	2026	2026	2026	2025	2025	2026	2025	2026	2025	2026 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3			2025
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$260,252	$259,005	$254,028	$262,403	$253,951	—	2%	$260,252	$253,951	2%
Personal loans	7,984	8,619	9,070	9,499	9,646	(7)%	(17)	7,984	9,646	(17)
International card businesses	8,124	7,784	7,460	7,668	7,440	4	9	8,124	7,440	9
Total credit card	276,360	275,408	270,558	279,570	271,037	—	2	276,360	271,037	2
Consumer banking:
Auto	92,901	89,311	85,700	83,600	82,035	4	13	92,901	82,035	13
Retail banking	1,142	1,156	1,173	1,190	1,195	(1)	(4)	1,142	1,195	(4)
Total consumer banking	94,043	90,467	86,873	84,790	83,230	4	13	94,043	83,230	13
Commercial banking:
Commercial and multifamily real estate	35,636	34,290	33,809	33,618	33,461	4	7	35,636	33,461	7
Commercial and industrial	56,491	57,003	56,514	55,644	55,431	(1)	2	56,491	55,431	2
Total commercial banking	92,127	91,293	90,323	89,262	88,892	1	4	92,127	88,892	4
Total loans held for investment	$462,530	$457,168	$447,754	$453,622	$443,159	1%	4%	$462,530	$443,159	4%
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$257,311	$254,625	$254,036	$255,221	$252,090	1%	2%	$255,336	$200,221	28%
Personal loans	8,314	8,866	9,310	9,618	9,703	(6)	(14)	8,826	4,863	81
International card businesses	8,045	7,706	7,628	7,389	7,382	4	9	7,795	7,088	10
Total credit card	273,670	271,197	270,974	272,228	269,175	1	2	271,957	212,172	28
Consumer banking:
Auto	91,178	87,419	84,522	82,767	81,094	4	12	87,731	79,080	11
Retail banking	1,152	1,164	1,179	1,190	1,201	(1)	(4)	1,165	1,224	(5)
Total consumer banking	92,330	88,583	85,701	83,957	82,295	4	12	88,896	80,304	11
Commercial banking:
Commercial and multifamily real estate	34,354	33,978	33,539	33,155	33,104	1	4	33,960	32,458	5
Commercial and industrial	57,026	56,921	56,021	55,340	55,285	—	3	56,659	55,630	2
Total commercial banking	91,380	90,899	89,560	88,495	88,389	1	3	90,619	88,088	3
Total average loans held for investment	$457,380	$450,679	$446,235	$444,680	$439,859	1%	4%	$451,472	$380,564	19%

						2026 Q3				Nine Months Ended September 30,
	2026	2026	2026	2025	2025	2026		2025		2026	2025	2026 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3				2025
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	3.98%	4.71%	5.10%	4.93%	4.63%	(73)	bps	(65)	bps	4.59%	5.21%	(62)	bps
Personal loans	3.41	3.77	3.81	4.08	3.81	(36)		(40)		3.67	3.67	—
International card businesses	5.66	5.82	4.65	5.29	5.07	(16)		59		5.38	5.09	29
Total credit card	4.01	4.71	5.05	4.91	4.61	(70)		(60)		4.59	5.17	(58)
Consumer banking:
Auto	1.59	1.43	1.64	1.82	1.54	16		5		1.55	1.44	11
Retail banking	5.11	5.39	5.99	6.04	4.41	(28)		70		5.50	4.57	93
Total consumer banking	1.63	1.48	1.70	1.88	1.58	15		5		1.60	1.49	11
Commercial banking:
Commercial and multifamily real estate	0.02	0.09	0.03	0.02	(0.09)	(7)		11		0.05	(0.02)	7
Commercial and industrial	(0.02)	0.80	0.44	0.67	0.38	(82)		(40)		0.41	0.35	6
Total commercial banking	—	0.53	0.29	0.43	0.21	(53)		(21)		0.27	0.21	6
Total net charge-offs	2.73	3.23	3.45	3.45	3.16	(50)		(43)		3.13	3.25	(12)
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.74%	3.39%	3.70%	3.99%	3.89%	35	bps	(15)	bps	3.74%	3.89%	(15)	bps
Personal loans	1.84	1.67	1.72	1.74	1.74	17		10		1.84	1.74	10
International card businesses	4.67	4.60	4.82	4.62	4.60	7		7		4.67	4.60	7
Total credit card	3.72	3.37	3.66	3.93	3.84	35		(12)		3.72	3.84	(12)
Consumer banking:
Auto	4.64	4.32	4.21	5.23	4.99	32		(35)		4.64	4.99	(35)
Retail banking	1.14	1.15	0.92	1.09	0.89	(1)		25		1.14	0.89	25
Total consumer banking	4.60	4.28	4.17	5.17	4.93	32		(33)		4.60	4.93	(33)

						2026 Q3				Nine Months Ended September 30,
	2026	2026	2026	2025	2025	2026		2025		2026	2025	2026 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3				2025
Nonperforming Loans and Nonperforming Assets Rates(4)(5)
Credit card:
Personal loans	0.13%	0.12%	0.13%	0.13%	0.13%	1	bps	—		0.13%	0.13%	—
International card businesses	0.18	0.18	0.15	0.16	0.16	—		2	bps	0.18	0.16	2	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.65	0.61	0.55	0.68	0.71	4		(6)		0.65	0.71	(6)
Retail banking	1.51	1.59	1.66	1.45	1.65	(8)		(14)		1.51	1.65	(14)
Total consumer banking	0.66	0.62	0.57	0.69	0.73	4		(7)		0.66	0.73	(7)
Commercial banking:
Commercial and multifamily real estate	1.24	1.29	1.07	0.95	1.05	(5)		19		1.24	1.05	19
Commercial and industrial	1.22	1.33	1.60	1.60	1.59	(11)		(37)		1.22	1.59	(37)
Total commercial banking	1.22	1.32	1.40	1.36	1.39	(10)		(17)		1.22	1.39	(17)
Total nonperforming loans	0.38	0.39	0.40	0.40	0.42	(1)		(4)		0.38	0.42	(4)
Total nonperforming assets	0.42	0.43	0.43	0.43	0.44	(1)		(2)		0.42	0.44	(2)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended September 30, 2026
	Credit Card				Consumer Banking
(Dollars in millions)	Domestic Card	Personal Loans	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of June 30, 2026	$18,101	$656	$572	$19,329	$2,142	$20	$2,162	$1,475	$22,966
Charge-offs	(3,773)	(104)	(166)	(4,043)	(714)	(20)	(734)	(21)	(4,798)
Recoveries	1,213	33	52	1,298	352	6	358	21	1,677
Net charge-offs	(2,560)	(71)	(114)	(2,745)	(362)	(14)	(376)	—	(3,121)
Provision for credit losses	2,310	15	154	2,479	403	14	417	—	2,896
Allowance build (release) for credit losses	(250)	(56)	40	(266)	41	—	41	—	(225)
Other changes(6)	—	—	(2)	(2)	—	—	—	—	(2)
Balance as of September 30, 2026	17,851	600	610	19,061	2,183	20	2,203	1,475	22,739
Reserve for unfunded lending commitments:
Balance as of June 30, 2026	—	—	—	—	—	—	—	142	142
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	—	20	20
Balance as of September 30, 2026	—	—	—	—	—	—	—	162	162
Combined allowance and reserve as of September 30, 2026	$17,851	$600	$610	$19,061	$2,183	$20	$2,203	$1,637	$22,901

	Nine Months Ended September 30, 2026
	Credit Card				Consumer Banking
(Dollars in millions)	Domestic Card	Personal Loans	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2025	$18,811	$731	$524	$20,066	$1,869	$23	$1,892	$1,451	$23,409
Charge-offs	(12,325)	(341)	(476)	(13,142)	(2,108)	(63)	(2,171)	(213)	(15,526)
Recoveries	3,527	98	161	3,786	1,087	15	1,102	28	4,916
Net charge-offs	(8,798)	(243)	(315)	(9,356)	(1,021)	(48)	(1,069)	(185)	(10,610)
Provision for credit losses	7,838	112	414	8,364	1,335	45	1,380	209	9,953
Allowance build (release) for credit losses	(960)	(131)	99	(992)	314	(3)	311	24	(657)
Other changes(6)	—	—	(13)	(13)	—	—	—	—	(13)
Balance as of September 30, 2026	17,851	600	610	19,061	2,183	20	2,203	1,475	22,739
Reserve for unfunded lending commitments:
Balance as of December 31, 2025	—	—	—	—	—	—	—	142	142
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	—	20	20
Balance as of September 30, 2026	—	—	—	—	—	—	—	162	162
Combined allowance and reserve as of September 30, 2026	$17,851	$600	$610	$19,061	$2,183	$20	$2,203	$1,637	$22,901

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results(3)

	Three Months Ended September 30, 2026					Nine Months Ended September 30, 2026
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income	$9,622	$2,531	$603	$130	$12,886	$28,110	$7,191	$1,769	$335	$37,405
Non-interest income (loss)	2,525	769	298	(134)	3,458	7,191	2,230	891	(292)	10,020
Total net revenue (loss)	12,147	3,300	901	(4)	16,344	35,301	9,421	2,660	43	47,425
Provision (benefit) for credit losses	2,479	417	20	—	2,916	8,364	1,380	229	—	9,973
Non-interest expense	5,880	2,142	467	367	8,856	17,479	6,261	1,427	1,196	26,363
Income (loss) from continuing operations before income taxes	3,788	741	414	(371)	4,572	9,458	1,780	1,004	(1,153)	11,089
Income tax provision (benefit)	929	181	101	(178)	1,033	2,319	436	246	(652)	2,349
Income (loss) from continuing operations, net of tax	$2,859	$560	$313	$(193)	$3,539	$7,139	$1,344	$758	$(501)	$8,740

	Three Months Ended June 30, 2026
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income	$9,252	$2,431	$585	$106	$12,374
Non-interest income (loss)	2,513	778	265	(80)	3,476
Total net revenue	11,765	3,209	850	26	15,850
Provision for credit losses	2,474	444	71	—	2,989
Non-interest expense	6,098	2,121	462	362	9,043
Income (loss) from continuing operations before income taxes	3,193	644	317	(336)	3,818
Income tax provision (benefit)	782	158	78	(220)	798
Income (loss) from continuing operations, net of tax	$2,411	$486	$239	$(116)	$3,020

	Three Months Ended September 30, 2025					Nine Months Ended September 30, 2025
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$9,396	$2,357	$586	$65	$12,404	$22,343	$6,462	$1,760	$(153)	$30,412
Non-interest income (loss)	2,211	475	318	(49)	2,955	5,524	1,052	965	(102)	7,439
Total net revenue (loss)	11,607	2,832	904	16	15,359	27,867	7,514	2,725	(255)	37,851
Provision (benefit) for credit losses	2,364	340	9	1	2,714	15,388	893	232	—	16,513
Non-interest expense	5,409	1,941	520	393	8,263	13,494	5,235	1,495	932	21,156
Income (loss) from continuing operations before income taxes	3,834	551	375	(378)	4,382	(1,015)	1,386	998	(1,187)	182
Income tax provision (benefit)	914	131	89	55	1,189	(237)	330	237	(482)	(152)
Income (loss) from continuing operations, net of tax	$2,920	$420	$286	$(433)	$3,193	$(778)	$1,056	$761	$(705)	$334

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business(3)

						2026 Q3 vs.				Nine Months Ended September 30,
	2026	2026	2026	2025	2025	2026		2025				2026 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2026	2025	2025
Credit Card
Earnings:
Net interest income	$9,622	$9,252	$9,236	$9,479	$9,396	4%		2%		$28,110	$22,343	26%
Non-interest income	2,525	2,513	2,153	2,214	2,211	—		14		7,191	5,524	30
Total net revenue	12,147	11,765	11,389	11,693	11,607	3		5		35,301	27,867	27
Provision for credit losses	2,479	2,474	3,411	3,678	2,364	—		5		8,364	15,388	(46)
Non-interest expense(8)	5,880	6,098	5,501	6,147	5,409	(4)		9		17,479	13,494	30%
Income (loss) from continuing operations before income taxes	3,788	3,193	2,477	1,868	3,834	19		(1)		9,458	(1,015)	**
Income tax provision (benefit)	929	782	608	445	914	19		2		2,319	(237)	**
Income (loss) from continuing operations, net of tax	$2,859	$2,411	$1,869	$1,423	$2,920	19%		(2)%		$7,139	$(778)	**
Selected performance metrics:
Period-end loans held for investment	$276,360	$275,408	$270,558	$279,570	$271,037	—		2%		$276,360	$271,037	2%
Average loans held for investment	273,670	271,197	270,974	272,228	269,175	1%		2		271,957	212,172	28
Average yield on loans outstanding(1)	17.70%	17.21%	17.17%	17.71%	17.99%	49	bps	(29)	bps	17.36%	18.08%	(72)	bps
Total net revenue margin(9)	17.75	17.35	16.81	17.18	17.25	40		50		17.31	17.51	(20)
Net charge-off rate	4.01	4.71	5.05	4.91	4.61	(70)		(60)		4.59	5.17	(58)
30+ day performing delinquency rate	3.72	3.37	3.66	3.93	3.84	35		(12)		3.72	3.84	(12)
30+ day delinquency rate	3.72	3.37	3.67	3.94	3.84	35		(12)		3.72	3.84	(12)
Nonperforming loan rate(4)	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Purchase volume(10)	$254,679	$253,750	$220,540	$238,687	$230,379	—%		11%		$728,969	$589,780	24%

						2026 Q3 vs.				Nine Months Ended September 30,
	2026	2026	2026	2025	2025	2026		2025				2026 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2026	2025	2025
Domestic Card
Earnings:
Net interest income	$9,005	$8,643	$8,618	$8,854	$8,766	4%		3%		$26,266	$20,931	25%
Non-interest income	2,475	2,460	2,107	2,168	2,160	1		15		7,042	5,369	31
Total net revenue	11,480	11,103	10,725	11,022	10,926	3		5		33,308	26,300	27
Provision for credit losses	2,310	2,292	3,236	3,482	2,163	1		7		7,838	14,219	(45)
Non-interest expense	5,556	5,771	5,179	5,789	5,092	(4)		9		16,506	12,706	30%
Income (loss) from continuing operations before income taxes	3,614	3,040	2,310	1,751	3,671	19		(2)		8,964	(625)	**
Income tax provision (benefit)	885	745	566	417	873	19		1		2,196	(149)	**
Income (loss) from continuing operations, net of tax	$2,729	$2,295	$1,744	$1,334	$2,798	19%		(2)%		$6,768	$(476)	**
Selected performance metrics:
Period-end loans held for investment	$260,252	$259,005	$254,028	$262,403	$253,951	—		2%		$260,252	$253,951	2%
Average loans held for investment	257,311	254,625	254,036	255,221	252,090	1%		2		255,336	200,221	28
Average yield on loans outstanding(1)	17.66%	17.16%	17.13%	17.68%	17.99%	50	bps	(33)	bps	17.32%	18.03%	(71)	bps
Total net revenue margin(9)	17.85	17.44	16.89	17.28	17.34	41		51		17.39	17.51	(12)
Net charge-off rate	3.98	4.71	5.10	4.93	4.63	(73)		(65)		4.59	5.21	(62)
30+ day performing delinquency rate	3.74	3.39	3.70	3.99	3.89	35		(15)		3.74	3.89	(15)
Purchase volume(10)	$250,024	$249,195	$216,513	$234,375	$226,147	—%		11%		$715,732	$577,846	24%
Refreshed FICO scores:(11)
Greater than 660	73%	74%	73%	73%	73%	(1)		—		73%	73%	—
660 or below	27	26	27	27	27	1		—		27	27	—
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2026 Q3 vs.				Nine Months Ended September 30,
	2026	2026	2026	2025	2025	2026		2025				2026 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2026	2025	2025
Consumer Banking
Earnings:
Net interest income	$2,531	$2,431	$2,229	$2,296	$2,357	4%		7%		$7,191	$6,462	11%
Non-interest income	769	778	683	623	475	(1)		62		2,230	1,052	112
Total net revenue	3,300	3,209	2,912	2,919	2,832	3		17		9,421	7,514	25
Provision for credit losses	417	444	519	409	340	(6)		23		1,380	893	55
Non-interest expense	2,142	2,121	1,998	2,289	1,941	1		10		6,261	5,235	20
Income from continuing operations before income taxes	741	644	395	221	551	15		34		1,780	1,386	28
Income tax provision	181	158	97	52	131	15		38		436	330	32
Income from continuing operations, net of tax	$560	$486	$298	$169	$420	15%		33%		$1,344	$1,056	27%
Selected performance metrics:
Period-end loans held for investment	$94,043	$90,467	$86,873	$84,790	$83,230	4%		13%		$94,043	$83,230	13%
Average loans held for investment	92,330	88,583	85,701	83,957	82,295	4		12		88,896	80,304	11
Average yield on loans held for investment(1)	9.71%	9.57%	9.43%	9.59%	9.52%	14	bps	19bps		9.57%	9.28%	29bps
Auto loan originations	$13,103	$12,916	$11,130	$10,194	$10,731	1%		22%		$37,149	$30,802	21%
Period-end deposits	431,095	435,221	438,034	423,932	416,765	(1)		3		431,095	416,765	3
Average deposits	432,953	435,890	428,391	418,673	414,219	(1)		5		432,428	366,854	18
Average deposits interest rate	2.78%	2.76%	2.84%	2.98%	3.07%	2	bps	(29)	bps	2.79%	3.03%	(24)bps
Net charge-off rate	1.63	1.48	1.70	1.88	1.58	15		5		1.60	1.49	11
30+ day performing delinquency rate	4.60	4.28	4.17	5.17	4.93	32		(33)		4.60	4.93	(33)
30+ day delinquency rate	5.12	4.76	4.59	5.73	5.53	36		(41)		5.12	5.53	(41)
Nonperforming loan rate(4)	0.66	0.62	0.57	0.69	0.73	4		(7)		0.66	0.73	(7)
Nonperforming asset rate(5)	0.77	0.72	0.66	0.79	0.82	5		(5)		0.77	0.82	(5)
Global Payment Network volume	$190,934	$189,612	$174,332	$174,644	$153,117	1%		25%		$554,878	$227,131	144%
Auto—At origination FICO scores:(12)
Greater than 660	49%	49%	50%	51%	51%	—		(2)		49%	51%	(2)
621 - 660	19	19	19	19	19	—		—		19	19	—
620 or below	32	32	31	30	30	—		2		32	30	2
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2026 Q3 vs.		Nine Months Ended September 30,
	2026	2026	2026	2025	2025	2026	2025			2026 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2026	2025	2025
Commercial Banking
Earnings:
Net interest income	$603	$585	$581	$574	$586	3%	3%	$1,769	$1,760	1%
Non-interest income	298	265	328	356	318	12	(6)	891	965	(8)
Total net revenue(7)	901	850	909	930	904	6	—	2,660	2,725	(2)
Provision for credit losses	20	71	138	55	9	(72)	122	229	232	(1)
Non-interest expense	467	462	498	504	520	1	(10)	1,427	1,495	(5)
Income from continuing operations before income taxes	414	317	273	371	375	31	10	1,004	998	1
Income tax provision	101	78	67	89	89	29	13	246	237	4%
Income from continuing operations, net of tax	$313	$239	$206	$282	$286	31%	9%	$758	$761	—
Selected performance metrics:
Period-end loans held for investment	$92,127	$91,293	$90,323	$89,262	$88,892	1%	4%	$92,127	$88,892	4%
Average loans held for investment	91,380	90,899	89,560	88,495	88,389	1	3	90,619	88,088	3
Average yield on loans held for investment(1)(7)	5.88%	5.75%	5.68%	6.08%	6.42%	13bps	(54)bps	5.77%	6.37%	(60)bps
Period-end deposits	$31,136	$30,841	$31,007	$31,250	$29,920	1%	4%	$31,136	$29,920	4%
Average deposits	31,531	31,248	31,137	31,462	29,889	1	5	31,307	30,656	2
Average deposits interest rate	1.83%	1.81%	1.83%	1.96%	2.13%	2bps	(30)bps	1.82%	2.11%	(29)bps
Net charge-off (recovery) rate	—	0.53	0.29	0.43	0.21	(53)	(21)	0.27	0.21	6
Nonperforming loan rate(4)	1.22	1.32	1.40	1.36	1.39	(10)	(17)	1.22	1.39	(17)
Nonperforming asset rate(5)	1.30	1.39	1.47	1.39	1.40	(9)	(10)	1.30	1.40	(10)
Risk category:(13)
Noncriticized	$86,948	$86,034	$84,545	$83,873	$83,098	1%	5%	$86,948	$83,098	5%
Criticized performing	4,051	4,058	4,510	4,177	4,558	—	(11)	4,051	4,558	(11)
Criticized nonperforming	1,128	1,201	1,268	1,212	1,236	(6)	(9)	1,128	1,236	(9)
Total commercial banking loans held for investment	$92,127	$91,293	$90,323	$89,262	$88,892	1%	4%	$92,127	$88,892	4%
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	94.38%	94.24%	93.61%	93.96%	93.48%	14bps	90bps	94.38%	93.48%	90bps
Criticized performing	4.40	4.44	4.99	4.68	5.13	(4)	(73)	4.40	5.13	(73)
Criticized nonperforming	1.22	1.32	1.40	1.36	1.39	(10)	(17)	1.22	1.39	(17)
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%			100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2026 Q3 vs.		Nine Months Ended September 30,
	2026	2026	2026	2025	2025	2026	2025			2026 vs.
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2026	2025	2025
Other
Earnings:
Net interest income (loss)	$130	$106	$99	$117	$65	23%	100%	$335	$(153)	**
Non-interest loss	(134)	(80)	(78)	(76)	(49)	68	173	(292)	(102)	186%
Total net revenue (loss)(7)	(4)	26	21	41	16	**	**	43	(255)	**
Provision (benefit) for credit losses	—	—	—	—	1	**	**	—	—	**
Non-interest expense(14)	367	362	467	402	393	1	(7)	1,196	932	28
Loss from continuing operations before income taxes	(371)	(336)	(446)	(361)	(378)	10	(2)	(1,153)	(1,187)	(3)
Income tax provision (benefit)	(178)	(220)	(254)	(241)	55	(19)	**	(652)	(482)	35
Loss from continuing operations, net of tax	$(193)	$(116)	$(192)	$(120)	$(433)	66%	(55)%	$(501)	$(705)	(29)%
Selected performance metrics:
Period-end deposits	$18,466	$18,195	$20,012	$20,589	$22,100	1%	(16)%	$18,466	$22,100	(16)%
Average deposits	18,129	19,653	20,430	20,830	23,172	(8)	(22)	19,395	18,176	7
Total
Earnings:
Net interest income	$12,886	$12,374	$12,145	$12,466	$12,404	4%	4%	$37,405	$30,412	23%
Non-interest income	3,458	3,476	3,086	3,117	2,955	(1)	17	10,020	7,439	35
Total net revenue	16,344	15,850	15,231	15,583	15,359	3	6	47,425	37,851	25
Provision for credit losses	2,916	2,989	4,068	4,142	2,714	(2)	7	9,973	16,513	(40)
Non-interest expense	8,856	9,043	8,464	9,342	8,263	(2)	7	26,363	21,156	25%
Income from continuing operations before income taxes	4,572	3,818	2,699	2,099	4,382	20	4	11,089	182	**
Income tax provision (benefit)	1,033	798	518	345	1,189	29	(13)	2,349	(152)	**
Income from continuing operations, net of tax	$3,539	$3,020	$2,181	$1,754	$3,193	17%	11%	$8,740	$334	**
Selected performance metrics:
Period-end loans held for investment	$462,530	$457,168	$447,754	$453,622	$443,159	1%	4%	$462,530	$443,159	4%
Average loans held for investment	457,380	450,679	446,235	444,680	439,859	1	4	451,472	380,564	19
Period-end deposits	480,697	484,257	489,053	475,771	468,785	(1)	3	480,697	468,785	3
Average deposits	482,613	486,791	479,958	470,965	467,280	(1)	3	483,130	415,686	16

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)Includes amounts related to entities that provide capital to low-income and rural communities of $2.8 billion in Q3 2026, $2.4 billion in Q2 2026, $2.1 billion in Q3 2025 and $2.5 billion for the first nine months of 2026 and $2.1 billion for the first nine months of 2025. Related interest expense was $10 million in Q3 2026, $9 million in Q2 2026, $8 million in Q3 2025 and $27 million for the first nine months of 2026 and $23 million for the first nine months of 2025.
(3)Effective in the second quarter of 2026, Domestic Card results include Brex and our legacy corporate card product.
(4)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(5)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(6)Primarily represents foreign currency translation adjustments.
(7)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using a blended federal and state statutory tax rate, with offsetting reductions to the Other category.
(8)Includes the impact of $47 million and $96 million in Brex integration expenses in Q3 2026 and Q2 2026, respectively.
(9)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(10)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(11)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category. Corporate cards do not have FICO scores associated with such loans and therefore are excluded.
(12)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(13)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(14)Includes the impact of $338 million, $298 million, $415 million, $352 million and $348 million in Discover integration expenses in Q3 2026, Q2 2026, Q1 2026, Q4 2025 and Q3 2025, respectively, as well as any charges incurred as a result of other restructuring activities for the periods presented.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Regulatory Capital Metrics
Common equity excluding AOCI	$115,246	$114,686	$112,733	$113,677	$114,323
Adjustments:
AOCI, net of tax(2)	66	62	69	81	68
Goodwill, net of related deferred tax liabilities	(31,569)	(31,559)	(28,201)	(28,217)	(28,575)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(11,998)	(12,413)	(12,142)	(12,493)	(12,846)
Common equity Tier 1 capital	$71,745	$70,776	$72,459	$73,048	$72,970
Tier 1 capital	$76,164	$76,183	$77,866	$78,455	$78,377
Total capital(3)	85,698	85,771	87,326	88,000	87,853
Risk-weighted assets	520,429	516,287	504,654	511,794	506,535
Adjusted average assets(4)	638,655	643,349	640,503	629,997	622,435
Capital Ratios
Common equity Tier 1 capital(5)	13.8%	13.7%	14.4%	14.3%	14.4%
Tier 1 capital(6)	14.6	14.8	15.4	15.3	15.5
Total capital(7)	16.5	16.6	17.3	17.2	17.3
Tier 1 leverage(4)	11.9	11.8	12.2	12.5	12.6
TCE(8)	9.8	10.2	10.3	10.7	10.8

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2026	2026	2026	2025	2025	Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	2026	2025
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$3,422	$2,935	$2,081	$2,057	$3,086	$8,438	$117
Acquisition amortization expenses(9)	483	494	477	546	603	1,454	943
Discover integration expenses	338	298	415	352	348	1,051	757
Brex integration expenses	47	96	—	—	—	143	—
Initial allowance build for Discover non-PCD loans	—	—	—	—	—	—	8,767
Legal reserve activities	—	—	—	117	—	—	239
Gain on sale of home loan portfolio	—	—	—	(483)	—	—	—
FDIC special assessment	—	—	—	(29)	—	—	—
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	4,290	3,823	2,973	2,560	4,037	11,086	10,823
Income tax impacts	(214)	(219)	(221)	(124)	(236)	(654)	(2,651)
Adjusted net income available to common stockholders (non-GAAP)	$4,076	$3,604	$2,752	$2,436	$3,801	$10,432	$8,172

Diluted weighted-average common shares outstanding (in millions) (GAAP)	609.5	621.1	623.4	631.6	639.5	618.0	510.9

Diluted EPS (GAAP)	$5.61	$4.73	$3.34	$3.26	$4.83	$13.65	$0.23
Impact of adjustments noted above	1.08	1.08	1.08	0.60	1.12	3.23	15.77
Adjusted diluted EPS (non-GAAP)	$6.69	$5.81	$4.42	$3.86	$5.95	$16.88	$16.00

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$8,856	$9,043	$8,464	$9,342	$8,263	$26,363	$21,156
Acquisition amortization expenses(9)	(519)	(518)	(478)	(509)	(498)	(1,515)	(753)
Discover integration expenses	(338)	(298)	(415)	(352)	(348)	(1,051)	(757)
Brex integration expenses	(47)	(96)	—	—	—	(143)	—
Legal reserve activities	—	—	—	(117)	—	—	(239)
FDIC special assessment	—	—	—	29	—	—	—
Adjusted non-interest expense (non-GAAP)	$7,952	$8,131	$7,571	$8,393	$7,417	$23,654	$19,407

Total net revenue (GAAP)	$16,344	$15,850	$15,231	$15,583	$15,359	$47,425	$37,851
Acquisition amortization expenses(9)	(36)	(24)	(1)	37	105	(61)	190
Adjusted net revenue (non-GAAP)	$16,308	$15,826	$15,230	$15,620	$15,464	$47,364	$38,041

2026	2026	2026	2025	2025	Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	2026	2025
Efficiency ratio (GAAP)	54.19%	57.05%	55.57%	59.95%	53.80%	55.59%	55.89%
Impact of adjustments noted above	(543)	bps	(567)	bps	(586)	bps	(622)	bps	(584)	bps	(565)	bps	(489)	bps
Adjusted efficiency ratio (non-GAAP)	48.76%	51.38%	49.71%	53.73%	47.96%	49.94%	51.02%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$7,262	$7,382	$6,967	$7,408	$6,860	$21,611	$17,206
Acquisition amortization expenses(9)	(519)	(518)	(478)	(509)	(498)	(1,515)	(753)
Discover integration expenses	(338)	(298)	(415)	(352)	(348)	(1,051)	(757)
Brex integration expenses	(47)	(96)	—	—	—	(143)	—
Legal reserve activities	—	—	—	(117)	—	—	(239)
FDIC special assessment	—	—	—	29	—	—	—
Adjusted operating expense (non-GAAP)	$6,358	$6,470	$6,074	$6,459	$6,014	$18,902	$15,457

Total net revenue (GAAP)	$16,344	$15,850	$15,231	$15,583	$15,359	$47,425	$37,851
Acquisition amortization expenses(9)	(36)	(24)	(1)	37	105	(61)	190
Adjusted net revenue (non-GAAP)	$16,308	$15,826	$15,230	$15,620	$15,464	$47,364	$38,041

Operating efficiency ratio (GAAP)	44.43%	46.57%	45.74%	47.54%	44.66%	45.57%	45.46%
Impact of adjustments noted above	(544)	bps	(569)	bps	(586)	bps	(619)	bps	(577)	bps	(566)	bps	(482)	bps
Adjusted operating efficiency ratio (non-GAAP)	38.99%	40.88%	39.88%	41.35%	38.89%	39.91%	40.63%

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2026	2026	2026	2025	2025
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Pre-provision earnings
Total net revenue	$16,344	$15,850	$15,231	$15,583	$15,359
Non-interest expense	(8,856)	(9,043)	(8,464)	(9,342)	(8,263)
Pre-provision earnings(10)	$7,488	$6,807	$6,767	$6,241	$7,096
Adjusted pre-provision earnings
Adjusted net revenue (non-GAAP)	$16,308	$15,826	$15,230	$15,620	$15,464
Adjusted non-interest expense (non-GAAP)	(7,952)	(8,131)	(7,571)	(8,393)	(7,417)
Adjusted pre-provision earnings(10)	$8,356	$7,695	$7,659	$7,227	$8,047
Tangible common equity (period-end)
Stockholders’ equity	$109,656	$113,793	$112,261	$113,616	$113,813
Goodwill and other intangible assets, includes impact of related deferred taxes	(43,446)	(43,840)	(40,489)	(40,876)	(41,537)
Noncumulative perpetual preferred stock	(4,419)	(5,407)	(5,407)	(5,407)	(5,407)
Tangible common equity(11)	$61,791	$64,546	$66,365	$67,333	$66,869
Tangible common equity (average)
Stockholders’ equity	$113,571	$114,518	$114,556	$115,404	$112,819
Goodwill and other intangible assets, includes impact of related deferred taxes	(43,672)	(44,033)	(40,709)	(41,144)	(41,815)
Noncumulative perpetual preferred stock	(5,085)	(5,407)	(5,407)	(5,407)	(5,407)
Tangible common equity(11)	$64,814	$65,078	$68,440	$68,853	$65,597
Return on tangible common equity (average)
Net income available to common stockholders	$3,422	$2,935	$2,081	$2,057	$3,086
Income (loss) from discontinued operations, net of tax	—	—	(7)	380	(1)
Net income available to common stockholders less income (loss) from discontinued operations, net of tax	$3,422	$2,935	$2,088	$1,677	$3,087
Tangible common equity (average)	64,814	65,078	68,440	68,853	65,597
Return on tangible common equity(11)	21.12%	18.04%	12.20%	9.74%	18.82%
Tangible assets (period-end)
Total assets	$672,867	$673,835	$682,905	$669,009	$661,877
Goodwill and other intangible assets, includes impact of related deferred taxes	(43,446)	(43,840)	(40,489)	(40,876)	(41,537)
Tangible assets(11)	$629,421	$629,995	$642,416	$628,133	$620,340

	2026	2026	2026	2025	2025
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Tangible assets (average)
Total assets	$676,168	$682,079	$675,999	$665,656	$657,858
Goodwill and other intangible assets, includes impact of related deferred taxes	(43,672)	(44,033)	(40,709)	(41,144)	(41,815)
Tangible assets(11)	$632,496	$638,046	$635,290	$624,512	$616,043
Return on tangible assets (average)
Net income	$3,539	$3,020	$2,174	$2,134	$3,192
Income (loss) from discontinued operations, net of tax	—	—	(7)	380	(1)
Net income less income (loss) from discontinued operations, net of tax	$3,539	$3,020	$2,181	$1,754	$3,193
Tangible assets (average)	632,496	638,046	635,290	624,512	616,043
Return on tangible assets(11)	2.24%	1.89%	1.37%	1.12%	2.07%
TCE ratio
Tangible common equity (period-end)	$61,791	$64,546	$66,365	$67,333	$66,869
Tangible assets (period-end)	629,421	629,995	642,416	628,133	620,340
TCE ratio(11)	9.8%	10.2%	10.3%	10.7%	10.8%
Tangible book value per common share
Tangible common equity (period-end)	$61,791	$64,546	$66,365	$67,333	$66,869
Outstanding common shares	601.5	613.5	615.9	625.1	635.7
Tangible book value per common share(11)	$102.72	$105.21	$107.76	$107.72	$105.18

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 16: Notes to Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures (Table 15)

(1)Regulatory capital metrics and capital ratios as of September 30, 2026 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Includes purchase accounting-related amortization for acquisitions where integration expenses were also adjusted.
(10)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(11)Management believes that this financial metric is useful when assessing returns and capital management over time.